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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 17, 2003
                                                          --------------



                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      1-15827                 38-3519512
          --------                      -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


 17000 Rotunda Drive, Dearborn, Michigan                          48120
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(Address of principal executive offices)                        (Zip Code)



      Registrant's telephone number, including area code (800)-VISTEON
                                                         -------------




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
-----------                -----------
99.1                       Press release dated April 17, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

         On April 17, 2003, we issued a press release concerning our first quarter 2003 results. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

         The information in this report shall be deemed incorporated by reference into any registration statement heretofor or hereafter filed under the Securities Act of 1933, as amended, except to the extent such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      VISTEON CORPORATION




Date:  April 17, 2003                 By:    /s/ Daniel R. Coulson
                                          -------------------------------
                                             Daniel R. Coulson
                                             Executive Vice President
                                             and Chief Financial Officer






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                                  EXHIBIT INDEX


Exhibit No.                        Description                         Page
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Exhibit 99.1                   Press Release dated
                               April 17, 2003